UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2010

Great Wolf Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 West Washington Ave, Madison, Wisconsin		53703
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-661-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of stockholders during the Registrant’s annual meeting of shareholders on May 8, 2010 are as follows:

1. Election of Directors

Candidate	For	Withheld	Non-Vote
Blutinger, Elan	22,183,884	485,909	4,945,181
Churchey, Randy	21,839,233	830,560	4,945,181
Rensi, Edward	13,514,838	9,154,955	4,945,181
Schaefer, Kimberly	22,258,413	411,380	4,945,181
Silver, Howard	13,916,501	8,753,292	4,945,181
Vittoria, Joseph	14,990,313	7,679,480	4,945,181

Under the Registrant’s Bylaws, each of the directors was elected.

2. Ratification of Grant Thornton LLP as registered public accountants

For	Against	Abstain
26,515,460	593,672	505,842

Under the Registrant’s Bylaws, the selection of Grant Thornton LLP was ratified.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

June 10, 2010	By:	J. Michael Schroeder

Name: J. Michael Schroeder
Title: Corporate Secretary